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                                EXHIBIT (5)(i)

               FORM OF APPLICATION FOR TRANSAMERICA LANDMARK ML

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------------------------------------------
Transamerica Life Insurance Company
A Transamerica Company

Mail the application and a check to:
Transamerica Life Insuarnce Company
Attn: Variable Annuity Dept.
4330 Edgewood Road N.E.
Cedar Rapids, IA 52499-0001

Landmark-ML
Variable Annuity Application
------------------------------------------

--------------------
1. OWNER INFORMATION (If no Annuaitant is specified in #2, the Owner will be -------------------- the Annuitant.)

In the event the owner and/or beneficiary is a trust, MUST COMPLETE and SUBMIT the Trustee certificate in form in the Additional Forms Booklet.

First Name: |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Last Name:  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Address:
        --------------------------------------------------------
City, State:
             ---------------------------------------------------
Zip:          -         Telephone: (      )        -
    -----------------              -----------------------------
Date of Birth:                             Sex:      [ ] Female
              ---------------------------
SS#:                                                 [ ] Male
     ------------------------------------

------------------
1b. JOINT OWNER(S)
------------------

First Name: |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Last Name:  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Address:
        --------------------------------------------------------
City, State:
             ---------------------------------------------------
Zip:          -         Telephone: (      )        -
    -----------------              -----------------------------
Date of Birth:                             Sex:      [ ] Female
              ---------------------------
SS#:                                                 [ ] Male
     ------------------------------------

------------
2. ANNUITANT Complete only if different from Owner.
------------

First Name: |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Last Name:  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Address:
        --------------------------------------------------------
City, State:
             ---------------------------------------------------
Zip:          -         Telephone: (      )        -
    -----------------              -----------------------------
Date of Birth:                             Sex:      [ ] Female
              ---------------------------
SS#:                                                 [ ] Male
     ------------------------------------

-------------------------------
3. BENEFICIARY(IES) DESIGNATION
-------------------------------

Primary:
        --------------------------------------------------------
Relationship:                                                  %
             --------------------------------------  -----------
Contingent:
           -----------------------------------------------------
Relationship:                                                  %
             --------------------------------------  -----------

------------------
4. TYPE OF ANNUITY
------------------

[ ]Non-qualified   [ ] Qualified Types: [ ] IRA   [ ]Roth IRA   [ ] SEP/IRA
                               [ ] 403(b)   [ ] Keogh   [ ] Roth Conversion
                               [ ] Other
                                        -----------------------------------
IRA / SEP / ROTH IRA
$          Contribution for tax year
 ----------
$          Trustee to Trustee Transfer
 ----------
$          Rollover from
 ----------
[ ] IRA     [ ] 403(b)   [ ] Pension
[ ] Other
         ---------------------------
 ROTH IRA Rollover
|__|__| - |__|__| - |__|__| Date first established or date of conversion

$                           Portion previously taxed
 ----------------------

---------------------------------
5. ALLOCATION OF PREMIUM PAYMENTS
---------------------------------

Complete initial premium allocations listed below in order to invest premium. If Dollar Cost Averaging from the DCA Account, Government Securities Account and/or Money Market Account you must complete section 6 on the following page in order to begin the Dollar Cost Averaging Program.

Initial Premium $                           Make check payable to
                 ---------------------------
Transamerica Life Insurance Company.

VARIABLE OPTIONS:
Alger Aggressive Growth                                 _______.0%
Alliance Growth & Income Portfolio                      _______.0%
Alliance Premier Growth Portfolio                       _______.0%
American Century Income & Growth                        _______.0%
American Century International                          _______.0%
Capital Guardian Global Portfolio                       _______.0%
Capital Guardian U.S. Equity Portfolio                  _______.0%
Capital Guardian Value Portfolio                        _______.0%
Dreyfus Small Cap Value Portfolio                       _______.0%
Dreyfus U.S. Government Securities Portfolio            _______.0%
Endeavor Asset Allocation Portfolio                     _______.0%
Endeavor Enhanced Index Portfolio                       _______.0%
Endeavor High Yield Portfolio                           _______.0%
Endeavor Janus Growth Portfolio                         _______.0%
Endeavor Money Market Portfolio                         _______.0%
Fidelity - VIP Equity-Income Portfolio                  _______.0%
Fidelity - VIP Growth Portfolio                         _______.0%
Fidelity - VIP II Contrafund(R) Portfolio               _______.0%
Fidelity - VIP III Growth Opportunities                 _______.0%
Fidelity - VIP III Mid Cap Portfolio                    _______.0%
Gabelli Global Growth                                   _______.0%
Goldman Sachs Growth                                    _______.0%
Great Companies - America/SM/                           _______.0%
Great Companies - Global/2/                             _______.0%
Great Companies - Technology/SM/                        _______.0%
Janus Aspen - Aggressive Growth Portfolio               _______.0%
Janus Aspen - Strategic Value Portfolio                 _______.0%
Janus Aspen - Worldwide Growth Portfolio                _______.0%
Jennison Growth Portfolio                               _______.0%
Merrill Lynch Basic Value Focus Fund                    _______.0%
Merrill Lynch High Current Income Fund                  _______.0%
Merrill Lynch Developing Capital Markets Focus Fund     _______.0%
NWQ Value Equity                                        _______.0%
Pilgrim Baxter Mid Cap Growth                           _______.0%
Salomon All Cap                                         _______.0%
Transamerica VIF Growth Portfolio                       _______.0%
Transamerica VIF Small Company Portfolio                _______.0%
T. Rowe Price Dividend Growth                           _______.0%
T. Rowe Price Equity Income Portfolio                   _______.0%
T. Rowe Price Growth Stock Portfolio                    _______.0%
T. Rowe Price International Stock Portfolio             _______.0%
T. Rowe Price Small Cap                                 _______.0%
Van Kampen Emerging Growth                              _______.0%

FIXED OPTIONS:
(Please complete this to invest all or part of your premium into the DCA account here, then complete Section 6.)

Dollar Cost Averaging Account                           ________.0%
1 Year Fixed Guarantee Period Option                    ________.0%
3 Year Fixed Guarantee Period Option                    ________.0%
5 Year Fixed Guarantee Period Option                    ________.0%
7 Year Fixed Guarantee Period Option                    ________.0%

                               TOTAL VARIABLE AND FIXED    100%


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--------------------------------
6. DOLLAR COST AVERAGING PROGRAM
--------------------------------
If DCA is selected as an initial premium allocation option under Section 5, please complete the following information to provide allocations in order to start the Dollar Cost Averaging Program.

Please indicate the mode/frequency of the Dollar Cost Averaging Program.

[ ] Monthly / # of transfers __________ (6 months - 24 months)
[ ] Quarterly / # of transfers __________ (4 months - 8 months)

TRANSFER FROM:

[ ] DCA Fixed                                   [ ] Money Market
[ ] U.S. Gov't Securities

TRANSFER TO:

VARIABLE OPTIONS:

Alger Aggressive Growth                                 _______.0%
Alliance Growth & Income Portfolio                      _______.0%
Alliance Premier Growth Portfolio                       _______.0%
American Century Income & Growth                        _______.0%
American Century International                          _______.0%
Capital Guardian Global Portfolio                       _______.0%
Capital Guardian U.S. Equity Portfolio                  _______.0%
Capital Guardian Value Portfolio                        _______.0%
Dreyfus Small Cap Value Portfolio                       _______.0%
Dreyfus U.S. Government Securities Portfolio            _______.0%
Endeavor Asset Allocation Portfolio                     _______.0%
Endeavor Enhanced Index Portfolio                       _______.0%
Endeavor High Yield Portfolio                           _______.0%
Endeavor Janus Growth Portfolio                         _______.0%
Endeavor Money Market Portfolio                         _______.0%
Fidelity - VIP Equity-Income Portfolio                  _______.0%
Fidelity - VIP Growth Portfolio                         _______.0%
Fidelity - VIP II Contrafund(R) Portfolio               _______.0%
Fidelity - VIP III Growth Opportunities Portfolio       _______.0%
Fidelity - VIP III Mid Cap Portfolio                    _______.0%
Gabelli Global Growth                                   _______.0%
Goldman Sachs Growth                                    _______.0%
Great Companies - AmericaSM                             _______.0%
Great Companies - Global2                               _______.0%
Great Companies - TechnologySM                          _______.0%
Janus Aspen - Aggressive Growth Portfolio               _______.0%
Janus Aspen - Strategic Value Portfolio                 _______.0%
Janus Aspen - Worldwide Growth Portfolio                _______.0%
Jennison Growth Portfolio                               _______.0%
Merrill Lynch Basic Value Focus Fund                    _______.0%
Merrill Lynch High Current Income Fund                  _______.0%
Merrill Lynch Developing Capital Markets Focus Fund     _______.0%
NWQ Value Equity                                        _______.0%
Pilgrim Baxter Mid Cap Growth                           _______.0%
Salomon All Cap                                         _______.0%
Transamerica VIF Growth Portfolio                       _______.0%
Transamerica VIF Small Company Portfolio                _______.0%
T. Rowe Price Dividend Growth                           _______.0%
T. Rowe Price Equity Income Portfolio                   _______.0%
T. Rowe Price Growth Stock Portfolio                    _______.0%
T. Rowe Price International Stock Portfolio             _______.0%
T. Rowe Price Small Cap                                 _______.0%
Van Kampen Emerging Growth                              _______.0%

                                          TOTAL MUST =      100%


--------------------------
7. FAMILY INCOME PROTECTOR
--------------------------
Must complete this section. If no selection is made, the FIP option will not apply.

Family Income Protector Option:

[ ] Yes (Available at an additional cost, see prospectus)
[ ] No


------------------------
8. MINIMUM DEATH BENEFIT
------------------------
Select one. If no selection, then Return of Premium will apply.

Your selection cannot be changed after the policy has been issued.

[ ] 5% Annually Compounding Death Benefit. (only if Owner and Annuitant are under age 75 at time of purchase.) M&E risk fee and administrative charge is 1.55% annually

[ ] Monthly Step-Up Death Benefit through age 80. (only if Owner and
    Annuitant are under age 81 at time of purchase.) M&E risk fee and administrative charge is 1.55% annually

[ ] Double Enhanced Death Benefit. (only if Owner and Annuitant are under age 81 at time of purchase.) M&E risk fee and administrative charge is 1.55% annually

[ ] Return of Premium Death Benefit.
    M&E risk fee and administrative charge is 1.40% annually

If the Annuitant is not the Owner, you the Owner, may elect the following regarding payment of the death benefit. If this election is not made, upon the death of the Annuitant the Owner will become the Annuitant and the death benefit will not be payable until the death of the owner.

[ ] At the Annuitant's death, I wish to have the death benefit paid to the named beneficiary.

(Policy Owner(s) initials required for this option.)

                      Policy Owner(s)
---------------------


--------------------------
9. REPLACEMENT INFORMATION
--------------------------

Will this annuity replace or change any existing annuity or life insurance?

[ ] No

[ ] Yes (If Yes, complete the following and include the appropriate transfer paperwork. NOTE: State Replacement Forms may be required and vary by state.)

Do you have an existing ordinary life or variable life policy and/or a fixed or variable annuity contract?

[ ] No

[ ] Yes (If Yes, complete the following.)

Company
       --------------------------------------------------
Policy No.
          -----------------------------------------------


------------------------------------
10. TELEPHONE TRANSFER AUTHORIZATION
------------------------------------

Please complete this section to authorize you and/or your Registered Representative to make transfer requests via our recorded telephone line.

(check one selection only): [ ] Owner(s) only, or
                            [ ] Owner(s) and Owner's
                                Registered Representative


--------------------------------------------
11. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE
--------------------------------------------

 .   To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity policy when issued to me.

 .   Unless I have notified the Company of a community or marital property interest in this policy, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

 .   I am in receipt of a current prospectus for this variable annuity.

 .   This application is subject to acceptance by Transamerica Life Insurance
    Company. If this application is rejected for any reason, Transamerica Life Insurance Company will be liable only for return of premiums paid.

 .   Policy values when allocated to any of the Variable Options are not guaranteed as to fixed dollar amount.

 .   When funds are allocated to Fixed Options Guarantee Periods, policy values under policy may increase or decrease in accordance with an Excess Interest Adjustment prior to the end of Guarantee Period.

[ ] Check here if you want to be sent a copy of Statement of Additional
    Information.

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

Signed at:
          ---------------------------------------------------------------------
           City                       State                                Date

Owner(s) Signature:
                   -----------------------------------------------------------
Joint Owner(s) Signature:
                         -----------------------------------------------------
Annuitant Signature: (if not Owner)
                                   -------------------------------------------

---------------------
12. AGENT INFORMATION
---------------------

Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?

[ ] No    [ ] Yes

Did you present and leave the applicant insurer - approved sales materials?

[ ] No   [ ] Yes

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

Registered Rep/Licensed Agent Name:

Please print First Name: |__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Please print Last Name:  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Signature:
          -----------------------------------------------------------
Branch Phone #:
                -----------------------------------------------------
SS # / TIN:
           ----------------------------------------------------------
Rep. License #:
               ------------------------------------------------------
Firm Name:
          -----------------------------------------------------------
Firm Address:
             --------------------------------------------------------
For Registered Representative Use Only - Contact your home office for program information.

[ ] Option A    [ ] Option B   [ ] Option C

(Once selected program cannot be changed)